AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
March 2015

For the month of March 2015, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 0.55% and a net return of 0.51%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 0.46% for the month.

March gross relative performance: 0.09%

Performance for periods ended March 31, 2015 (Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	1.72%	6.40%	3.52%	4.70%	5.37%
HIT Total Net Rate of Return	1.60%	5.95%	3.08%	4.24%	4.92%
Barclays Capital Aggregate Bond Index	1.61%	5.72%	3.10%	4.41%	4.93%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
Overall good performance by agency multifamily MBS as spreads to Treasuries tightened for most products.  FHA/Ginnie Mae multifamily construction/permanent loan certificates spreads tightened by 5 basis points (bps), while permanent loan certificate spreads widened by 5 bps.  Fannie Mae DUS spreads contracted across all structures.   The benchmark Fannie Mae 10/9.5 and intermediate duration 7/6.5s tightened by approximately 2 and 1 bps, respectively.  The HIT had 21.1% invested in DUS securities across various structures at the end of March.

●
Poor performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, with excess returns of -43 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 23.6% of the index as of March 31, 2015.

●
Weak performance by agency single family MBS (RMBS), the second worst performing major sector in the index with excess returns of -7 bps.  The HIT is underweight in RMBS with an allocation of 26.3% versus 28.2% in the Barclays Aggregate at the end of March.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -2, -23, -38, and -50 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments. Approximately 94% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee compared to less than 72% for the Barclays Aggregate at the end of March.

AFL-CIO HOUSING INVESTMENT TRUST                                              March 2015 Performance Commentary

Negative contributions to the HIT’s performance included:

●
The portfolio’s underweight to Treasuries as this sector posted the highest excess return of all the major sectors. The HIT ended the month with an 8.7% allocation versus 36.1% for the Barclays Aggregate.

●	The HIT’s relative short duration as interest rates declined across the curve beyond two years. Two-, 5-, 10-, and 30-year Treasury rates fell by 6, 13, 7, and 5 bps, respectively.

March 2015 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	0.63%	0	5.73
Agencies	0.50%	+3	4.11
Single family agency MBS (RMBS)	0.37%	-7	3.54
Corporates	0.32%	-43	7.41
Commercial MBS (CMBS)	0.63%	+6	4.47
Asset-backed securities (ABS)	0.41%	+10	2.53
Source: Bloomberg L.P.
Change in Treasury Yields

Maturity	2/28/15	3/31/15	Change
1 Month	0.023%	0.013%	-0.010%
3 Month	0.013%	0.023%	0.010%
6 Month	0.068%	0.135%	0.066%
1 Year	0.190%	0.232%	0.041%
2 Year	0.620%	0.557%	-0.063%
3 Year	0.999%	0.880%	-0.118%
5 Year	1.500%	1.371%	-0.129%
7 Year	1.818%	1.708%	-0.110%
10 Year	1.994%	1.924%	-0.070%
30 Year	2.591%	2.537%	-0.054%
        Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.